Exhibit 99.1

CAMDEN NATIONAL CORPORATION

BYLAWS

ARTICLE I

General

Section 1.1 Name. The name of the Corporation shall be Camden National Corporation.

Section 1.2 Purpose. The purpose of the Corporation shall be to provide a range of financial services, either directly or through its subsidiaries.

Section 1.3 Location. The principal place of business of the Corporation shall be 2 Elm Street, Camden, Maine 04843.

ARTICLE II

Meetings

Section 2.1 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual Meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Bylaw. In addition to the other requirements set forth in this Bylaw, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Maine law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business of the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual meeting. Notwithstanding the foregoing, in the event that the date of the Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 85 days prior to the first anniversary of the preceding year’s Annual Meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this Bylaw shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this Bylaw. The Board of Directors or a designated committee thereof shall have power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this Bylaw. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this Bylaw, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this Bylaw. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this Bylaw, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

(c) Required Vote for Directors.

(1) Majority Vote. Each director to be elected by stockholders shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected (a “contested election”), nominees who receive a plurality of the votes cast at any meeting for the election of directors at which a quorum is present shall be elected as directors. For purposes of this By-Law, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds the number of votes “withheld” with respect to that director’s election. Votes cast shall include votes cast for and votes to withhold authority for the election of a director and shall exclude abstentions with respect to that director’s election.

(2) Resignation. If a nominee for director who is an incumbent director is not elected pursuant to Section 2.1(c)(1) above and no successor has been elected at such meeting, the Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation tendered pursuant to Section 2.2(d) below, or whether other action should be taken. The Corporate Governance Committee shall make such recommendation no later than the 30th day following the date of the certification of the election result, or such later date as may be determined by a majority of the Board of Directors. The Board of Directors shall act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Corporate

Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who so tendered his or her resignation shall not participate in the recommendation of the Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 3.8 or may decrease the size of the Board of Directors pursuant to the provisions of Section 3.8.

(d) Submission of Questionnaire, Representation, Agreement and Resignation. To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.1(a)(2)of this By-Law) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon-written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) will abide by the requirements of Section 2.1(c) of this By-Law, (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (D) beneficially owns, or agrees to purchase within ninety (90) days if elected as a director of the Corporation, shares of stock of the Corporation having a market value of $25,000.00 (“Qualifying Shares”), and will not dispose of such shares so long as such person is a director, and has disclosed therein whether all or any portion of the Qualifying Shares were purchased with any financial assistance provided by any other person and whether any other person has any interest in the Qualifying Shares, and (E) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Board of Directors may, in its discretion, permit a person to satisfy the Qualifying Shares requirement set forth in clause D above by agreeing to purchase within 90 days of such person’s election as a Director at least 100 shares of stock of the Corporation and applying 100% of such person’s directors fees, after taxes, to purchasing the balance of the Qualifying Shares. If such nominee currently serves on the Board of Directors, such representation and agreement shall be accompanied by an executed letter of resignation in the form provided by the Secretary, providing that for the resignation of such director effective upon the occurrence of both (i) failure of the director to be elected pursuant to the terms of Section 2.2(c)(1) above and (ii) acceptance of such resignation by the Board of Directors of the Company pursuant to Section 2.2(c)(2) above.

(e) Notice in place of Meeting. The regular annual meeting of the shareholders of Camden National Corporation for the election of Directors and for the transaction of whatever business may properly be the subject of the meeting shall be held between 9:00 a.m. and 9:00 p.m. on the last Tuesday of April of each year at 245 Commercial Street, Rockport, Maine 04856 or at such other time, date and/or place as the Board of Directors may designate. Notice of the regular annual meeting shall be mailed, postage prepaid, no fewer than ten (10) days and no more than sixty (60) days prior to the date of the meeting, addressed to each shareholder at the address appearing on the books of the Corporation as of the record date which shall be a date not more than seventy (70) days prior to the date of the meeting. If, for any cause, an election of Directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law. Notice of the revised election date for directors shall be given in the manner provided for the annual meeting.

Section 2.2 Special Meetings. Special meetings of the shareholders may be called for any purpose at any time by the Board of Directors, except as otherwise specifically provided by statute. Notice of a special meeting, unless otherwise provided by law, shall be mailed, postage prepaid, no fewer than ten (10) days and no more than sixty (60) days prior to the date fixed for such meeting, to each shareholder at the address on the books of the Corporation as of the record date. The record date shall be a date not more than seventy (70) days prior to the date of the meeting and shall contain a description of the purpose or purposes for which the special meeting is being called.

Section 2.3 Adjournment of Meeting. When any meeting is convened, the Chairperson may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Articles of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Articles”) or these Bylaws, is entitle to such notice.

Section 2.4 Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized and appointed in writing. No officer or employee of the Corporation shall act as a proxy unless, in the case of a corporate shareholder, the officer or employee of the Corporation is duly appointed according to the bylaws of the corporate shareholder. Proxies shall be valid only for one meeting, to be specified therein, and any adjournment of the meeting. Proxies shall be dated and shall be filed with the records of the meeting.

Section 2.5 Quorum. One-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. Less than a quorum may adjourn any meeting, from time to time, and the meeting may be held as adjourned without further notice.

Section 2.6 Voting. Cumulative voting shall not be permitted in voting for the election of Directors or for any other purpose. A majority of the votes cast shall decide every issue or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Incorporation.

Section 2.7 Voting Inspectors. Every meeting for the election of Directors and other meeting at which shareholders vote shall be managed by at least one voting inspector appointed by the Board of Directors who shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of the inspector’s ability. The voting inspector(s) shall (a) ascertain the number of shares outstanding the voting power of each; (b) determine the shares represented at the meeting; (c) determine the validity of proxies and ballots; (d) count all votes; and (e) determine and certify the result.

ARTICLE III

Board of Directors

Section 3.1 Board of Directors. The Board of Directors (hereinafter referred to as the “Board”), shall have the power to manage and direct the business and affairs of the Corporation. All powers of the Corporation shall be vested in and may be exercised by said Board or their duly authorized and appointed agent(s), except as may be expressly limited by law.

Section 3.2 Number. The Board shall consist of an odd number of Directors of not less than seven (7) and no more than sixteen (16) individuals at any given time with each Director to be elected for a three (3) year term. The Directors of the Corporation shall be divided into three classes and one-third of the Directors, or as near one-third as possible, shall be assigned to each class with the terms of each class being staggered. The number of Directors may be increased or decreased in accordance with the above limits from time to time by resolution of the shareholders or of the Board.

Section 3.3 Chairperson of the Board. The Board shall appoint one of its members to be Chairperson of the Board to oversee and direct the Board. Such person shall preside at meetings of the Board and shall supervise the implementation of the policies adopted or approved by the Board. The Chairperson may exercise such further powers and duties as from time to time may be conferred upon, or assigned by, the Board. The Chairperson shall preside at all meetings of the shareholders and shall establish rules for the conduct of meetings, unless the Board decides otherwise.

Section 3.4 Election. The properly nominated Directors shall be voted upon by the shareholders at the annual meeting as set forth in Section 2.1 of these Bylaws or at any special meeting called for the election of Directors. Each shareholder shall be entitled to cast one vote for each share of capital stock owned, and in the event the number of Directors to be elected is less than the number of nominees, those nominees receiving the most votes in descending order shall be deemed elected until all such vacancies are filled.

Section 3.5 Regular Meeting. The regular meetings of the Board shall be held monthly, without notice, on the last Tuesday of the month at 245 Commercial Street, Rockport, Maine 04856 or at such other date and/or place as the Board shall decide. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next corporation business day unless the Board designates another day.

Section 3.6 Special Meetings. Special meetings of the Board may be called by the Chairperson or by the Chief Executive Officer, or upon written request signed by at least a majority of Directors. Each member of the Board shall be given at least two (2) days notice by telephone, letter, facsimile or in person, stating the date, time and place for the special meeting.

Section 3.7 Quorum and Voting. A majority of the Directors shall constitute a quorum at any meeting unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every issue or matter before the Board at any meeting, unless otherwise provided by law or by the Articles of Incorporation.

Section 3.8 Vacancies. When any vacancy on the Board occurs including those created by an increase in the number of Directors, the remaining members of the Board may appoint a Director to fill such vacancy at any regular meeting of the Board or at a special meeting called for that purpose.

Section 3.9 Removal. The shareholders may remove a Director with or without cause by affirmative vote of at least a majority of the shares entitled to vote on the removal at a special meeting called for that specific purpose.

Section 3.10 Liability of Directors. The Directors of the Corporation shall not be liable to the Corporation or its shareholders for money damages for any action taken or for any failure to take an action as a Director except liability for (1) the amount of financial benefit received by a Director to which the Director is not entitled, (2) an intentional infliction of harm on the Corporation or its shareholders, (3) a violation of 13-C M.R.S.A. § 833, or (4) an intentional violation of criminal law.

Section 3.11 Indemnification for Liability of Directors The Corporation shall indemnify any Director for liability, as defined by 13-C M.R.S.A. § 851(5), to any person or for any action taken or for any failure to take an action as a Director except liability for (1) receipt of a financial benefit to which the Director is not entitled, (2) an intentional infliction of harm on the Corporation or its shareholders, (3) a violation of 13-C M.R.S.A. § 833, or (4) an intentional violation of criminal law.

ARTICLE IV

Committees of the Board

Section 4.1 Creation and Authority. The Board may create committees and appoint Directors to serve on them at the pleasure of the Board. At least two Directors must be appointed to serve on any such committee. The creation of a committee and appointment of Directors to serve on a committee shall be approved by a majority vote of the Board. A committee may not:

a.	authorize distributions;

b.	approve or propose to shareholders action that the Maine Business Corporation Act, 13-C M.R.S.A. §§ 101 et seq., requires be approved by shareholders;

c.	fill vacancies on the Board or on any committee;

d.	amend the Articles of Incorporation

e.	adopt, amend or repeal these Bylaws;

f.	approve a plan of merger not requiring shareholder approval;

g.	authorize or approve reacquisition of shares, except according to a formula or method prescribed the Board;

h.	authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board may authorize a committee or the Chief Executive Officer or other senior executive officer to do so within limits specifically prescribed by the Board.

Section 4.2 Governance Committee. There shall be a Governance Committee composed of not less than three (3) Directors and for which the Chairperson of the Board shall serve as the Chair. The Governance Committee shall be responsible for making recommendations to the Board for (a) nomination of Directors and Officers and for establishment of criteria for the selection of all such nominees, (b) establishment of the tenure and retirement policy for Directors, (c) review of the effectiveness of the Board, (d) selection of committee chairs, (e) recommendation of amendments to the Articles of Incorporation or these Bylaws, and such other duties assigned to it by the Board of Directors.

Section 4.3 Audit Committee. There shall be an Audit Committee composed of not less than three (3) Directors, who shall be appointed by the Board annually or more often, each of whom shall have the ability to read and understand fundamental financial statements and all of whom shall be independent of the Officers or management of the Corporation and all of whom shall be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Audit Committee. The Audit Committee shall be responsible for obtaining, reviewing and reporting to the Board on financial examinations and audits and shall also recommend to the Board policies and procedures to ensure the safety and soundness of operating practices, procedures and controls. The Audit Committee shall be responsible for the appointment, compensation, retention and oversight of the work of any independent auditor of the Corporation. The Audit Committee shall have sufficient authority and funding to engage any independent advisors and/or consultants that it deems necessary in order to carry out its duties in a diligent and appropriate manner.

Section 4.4 Compensation Committee. There shall be a Compensation Committee composed of not less than three (3) Outside directors who shall be appointed by the Board annually or more often, whose duty it shall be to oversee and review (a) salary administration including executive compensation and fringe benefits, (b) development of competencies for Officer selection criteria, (c) title recommendations, (d) performance management systems, (e) human resource development systems, and (e) employee relations.

Section 4.5 Capital Committee. There shall be a Capital Committee composed of not less than three (3) Directors appointed by the Board annually or more often, whose duty it shall be to review and to advise the Board on matters pertaining to the capitalization of the Corporation including, but not necessarily limited to, the issuance or reacquisition of capital stock, payment of dividends or other distributions to shareholders of capital stock, creation of additional classes or series of shares, and any policies pertaining to these matters.

Section 4.6 Other Committees. The Board of Directors may establish such other committees as it deems necessary or convenient to exercise such authority as granted to the committee by the Board of Directors provided, however, that no committee shall engage in such conduct prohibited under Section 826(5) of the Maine Business Corporation Act.

ARTICLE V

Officers

Section 5.1 Chief Executive Officer. The Board shall appoint one of its members to be Chief Executive Officer of the Corporation. In the absence of the Chairperson, the Chief Executive Officer shall preside at any meeting of the Board. The Chief Executive Officer shall have general executive powers, and shall have and may exercise any and all other powers and duties which pertain by law, regulation, or practice to the office of the Chief Executive Officer, or which are imposed by these Bylaws. The Chief Executive Officer shall also have and may exercise such further powers and duties as from time to time may be conferred, assigned or authorized by the Board.

Section 5.2 Secretary. The Board shall delegate to one of the officers responsibility for preparing minutes of the Directors and Shareholders meetings for authenticating records of the corporation. The Secretary shall be responsible for preparing, or causing to be prepared, accurate minutes of all Board and shareholder meetings and shall be responsible for authenticating records of the Corporation.

Section 5.3 Other Officers. The Board may appoint such other Officers as from time to time may appear to the Board to be required or desirable to manage and transact the business of the Corporation. Such Officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to them by the Board, the Chairperson, or the Chief Executive Officer.

Section 5.4 Tenure of Office. The Chief Executive Officer and all other Officers shall hold office until such time as they shall resign, become disqualified, or be removed by majority vote of the Board. Any vacancy occurring in the office of Chief Executive Officer shall be filled promptly by the Board.

Section 5.5 Indemnification of Officers The Corporation may indemnify, in whole or in part, any Officer of the corporation for liability, as liability is defined by the language of 13-C M.R.S.A. § 851(5), to any person or for action taken or any failure to take an action as an officer except liability for (1) receipt of a financial benefit to which the officer is not entitled, (2) an intentional infliction of harm on the Corporation or its shareholders, or (3) an intentional violation of criminal law. The decision as to whether the Corporation will indemnify an Officer for said liability and, if so, to what extent, shall be determined by the Board within a reasonable period of time of having received a written request for indemnification from the Officer. The Board may, in their discretion, determine to postpone decision on any such request for indemnification if additional information is needed in order to properly consider the request. Further, if after making a final decision, the Officer presents additional relevant information that was not previously available, the Board may reconsider the matter.

ARTICLE VI

Clerk

Section 6.1 Clerk. The Board shall appoint as Clerk an individual who is a resident of the State of Maine and who shall maintain a registered office at some fixed place within the State of Maine, which may be, but need not be, the Corporation’s place of business. The Clerk may be, but is not required to be, one of the Directors or Officers of the Corporation, however, the Clerk is not an Officer of the Corporation in his/her capacity as Clerk. The powers and duties of the Clerk shall include (a) keeping on file a list of all shareholders of the Corporation; (b) keeping, in a book kept for that purpose, the records of all shareholders’ meetings, including records of all votes and minutes of the meetings; (c) mailing or otherwise delivering all notices required by these Bylaws, the Articles of Incorporation and/or required by law to be given; (d) acting as custodian of the corporate records; (e) exercising any and all other powers and duties granted to or imposed upon the Clerk by these Bylaws, the Articles of Incorporation, the Board, or by law, regulation or practice.

ARTICLE VI

Stock

Section 7.1 Shares of Stock. The corporation has one class of shares of capital stock which, as a class, has unlimited voting rights and which is entitled to receive the net assets of the corporation upon dissolution.

Section 7.2 Certificates. Certificates of stock shall bear the signature of the Chief Executive Officer (which may be engraved, printed or impressed), and shall be signed, either manually or in facsimile, by the Secretary or any other officer appointed by the Board for that purpose and the seal of the Corporation shall be engraved thereon. Each certificate shall recite on its face the name of the person to whom it is issued, the number of shares represented, that it is issued by “Camden National Corporation, a corporation organized under the laws of the State of Maine,” and that said shares are transferable only upon the books of the Corporation properly endorsed.

Section 7.3 Transfers. Shares of stock shall be transferable on the books of the Corporation, and a transfer book shall be kept in which all transfers of shares shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

Section 7.4 Consideration for Issuance of Shares. The Board may authorize shares to be issued for consideration consisting of tangible or intangible property or benefit to the Corporation including, but not necessarily limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation. Before the Corporation issues shares, the Board must determine that the consideration received or to be received for shares to be issued is adequate. When the Corporation receives consideration for which the Board has authorized the issuance of shares, those shares issued are fully paid and nonassessable. The Corporation may place in escrow shares issued for a contract for future services or benefits or for a promissory note or may make other arrangements to restrict the transfer of the shares and may credit distributions in respect of the shares against their purchase price until the services are performed, the note is paid or the benefits received. If the services are not performed, the note is not paid or the benefits are not received, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

Section 7.5 Share Options. The Board may authorize the issuance of rights, options and/or warrants for the purchase of shares and shall determine the terms upon which the rights, options and/or warrants are issued, their form and content and the consideration for which the shares are to be issued.

ARTICLE VIII

Corporate Seal

Section 8.1 Corporate Seal. The Chief Executive Officer, the Clerk, the Secretary or any other Director or Officer designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same.

ARTICLE IX

Records

Section 9.1 Records. Upon prior written notice of least 5 business days, a shareholder may inspect and copy the following records of the Corporation:

a.	articles or restated articles of incorporation and all amendments thereto currently in effect;

b.	bylaws or restated bylaws and all amendments thereto currently in effect;

c.	resolutions adopted by the Board creating one or more classes or series of shares and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding;

d.	minutes of all shareholders’ meetings for the past 3 years;

e.	all written communications to shareholders generally within the past 3 years, including any financial statements furnished for the past 3 years pursuant to 13-C M.R.S.A. § 1620;

f.	a list of the names and business addresses of the current directors and officers of the Corporation; and

g.	the most recent annual report delivered to the Secretary of State pursuant to 13-C M.R.S.A. § 1621.

If a shareholder requests to inspect and/or copy any documents other than those listed in (a) through (g) above, including but not necessarily limited to, (1) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the Board without a meeting, (2) accounting records of the corporation (3) the record of shareholders, the shareholder must describe with reasonable particularity the shareholder’s purpose for the request and the records the shareholder desires to inspect and must reasonably satisfy the Corporation that the request is made in good faith and for a proper purpose and that the records requested are directly connected with the shareholder’s proper purpose. If required by the Corporation, the shareholder must sign a confidentiality and/or nondisclosure agreement in connection with financial information about the Corporation that might be obtained by the shareholder in connection with the request.

ARTICLE X

Amendment of Bylaws

Section 10.1 Amendment of Bylaws. The Bylaws of the Corporation may be amended by either the Board or by the Shareholders, except as otherwise mandated by statute by an affirmative vote of a majority of the outstanding shares entitled to vote on such Amendment.